Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share Text Block
EARNINGS PER SHARE

(dollars in millions, except per share amounts; shares in millions)	2018	2017	2016
Net income attributable to common shareowners:
Net income from continuing operations	$5,269	$4,552	$5,065
Net loss from discontinued operations	—	—	(10)
Net income attributable to common shareowners	$5,269	$4,552	$5,055
Basic weighted average number of shares outstanding	800.4	790.0	818.2
Stock awards and equity units (share equivalent)	9.7	9.1	7.9
Diluted weighted average number of shares outstanding	810.1	799.1	826.1
Earnings Per Share of Common Stock—Basic:
Net income from continuing operations	$6.58	$5.76	$6.19
Net loss from discontinued operations	—	—	(0.01)
Net income attributable to common shareowners	6.58	5.76	6.18
Earnings Per Share of Common Stock—Diluted:
Net income from continuing operations	$6.50	$5.70	$6.13
Net loss from discontinued operations	—	—	(0.01)
Net income attributable to common shareowners	6.50	5.70	6.12

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options, when the average market price of the common stock is lower than the exercise price of the related stock awards during the period because the effect would be anti-dilutive. In addition, the computation of diluted earnings per share excludes the effect of the potential exercise of stock awards when the awards' assumed proceeds exceed the average market price of the common shares during the period. For 2018, 2017 and 2016, there were 5.1 million, 5.9 million and 14.5 million anti-dilutive stock awards excluded from the computation, respectively.